UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 22, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Ault Alliance, Inc. (the “Company”) with the Securities and Exchange Commission on March 7, 2023.

This Amendment No. 1 is solely for the purpose of amending the Original Form 8-K to remove references to the financial statements and information that were contemplated to be required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Financial Statements”) in connection with the Company’s previously reported disposition of BitNile.com, Inc. (“BNC”) to Ecoark Holdings, Inc. (now, BitNile Metaverse, Inc.) (“BNMV”) in exchange for shares of convertible preferred stock of BNMV (the “Transaction”). At the time of filing of the Original Form 8-K, the Company was unsure if the Transaction met the requirement of “the acquisition or disposition of a significant amount of assets”, which triggers the disclosure requirement under Item 2.01 (Completion of Acquisition or Disposition of Assets), including the requirement to file the Financial Statements required by Item 9.01 of Form 8-K (collectively, the “Filing Requirement”). Out of an abundance of caution, the Company filed the Original Form 8-K, but subsequent to the effective date of closing of the Transaction, the Company determined that the Transaction did not trigger the Filing Requirement, and that the Original Form 8-K was not required. As such, the Company is amending the Original Form 8-K to remove the inclusion of the Financial Statements under Item 9.01, which Financial Statements are not being filed because they are not required.

Items included in the Original Form 8-K, including exhibits, that are not included herein are not amended and remain in effect as of the date of filing of the Original Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: May 22, 2023	/s/ Kenneth S. Cragun
Kenneth S. Cragun Chief Financial Officer

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